PARTNERS VARIABLE ANNUITY SERIESSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement Dated February 17, 2015

to the

Prospectus dated May 1, 2014

Effective on or about February 17, 2015, the following subaccount will not be removed as a Designated Investment Option under the Retirement Income Max® Rider:

TA Vanguard ETF – Balanced – Service Class

Any reference to removing such subaccount as a Designated Investment Option in the February 2, 2015 supplement should be deleted and disregarded.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Partners Variable Annuity SeriesSM dated May 1, 2014